Deloitte & Touche LLP Two World Financial Center New York, NY 10281-1414 USA Tel: +1 212 436-2000 Fax: +1 212 436-5000 www.deloitte.com

January 31, 2007

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-7561

Dear Sirs/Madams:

We have read Item 4.01 of Excelsior Private Equity II, Inc.’s (Commission File No. 000-22277) Form 8-K dated January 29, 2007 and have the following comments:

1.	We agree with the statements made in paragraphs 1 through 5.

2.	We have no basis on which to agree or disagree with the statements made in paragraphs 6 and 7.

Yours truly,

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP

cc:	Mr. R. Aufenanger, CFO, US Trust Alternative Investments